UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report

(Date of earliest event reported):

April 30, 2014

HERITAGE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Fifth Avenue S.W. Olympia, WA	98501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 30, 2014, Heritage Financial Corporation (“Heritage”) amended its bylaws in connection with the anticipated closing of the previously announced merger with Washington Banking Company (“Washington Banking”). The amendment provides for the composition of the Board of Directors following the merger, as provided for in the Agreement and Plan of Merger, dated as of October 23, 2013 by and between Heritage and Washington Banking, including the appointment of the Chairman and the Vice-Chairman of the Board of Heritage and Heritage Bank. The foregoing description of the Bylaw Amendment is qualified in its entirety by reference to the full text of the amended Bylaws of the Company, which are included as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are being furnished herewith and this list shall constitute the exhibit index:

2.1	Agreement and Plan of Merger dated as of October 23, 2013, between Heritage and Washington Banking (attached as Exhibit 2.1 to Heritage’s Current Report on Form 8-K filed on October 25, 2013, and incorporated herein by reference)

3.1	Bylaws of Heritage as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

Date: April 30, 2014	By:	/s/ Brian L. Vance
Brian L. Vance
President and Chief Executive Officer